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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 DATE OF REPORT
                       (DATE OF EARLIEST EVENT REPORTED):

                                  JUNE 10, 2005

                               IPC HOLDINGS, LTD.
               (Exact Name of Registrant as Specified in Charter)

                                     BERMUDA
                 (State or Other Jurisdiction of Incorporation)

      0-27662                                         NOT APPLICABLE
(Commission File Number)                              (IRS Employer
                                                     Identification No.)

        AMERICAN INTERNATIONAL BUILDING,
                29 RICHMOND ROAD
             PEMBROKE, BERMUDA                                    HM 08
    (Address of Principal Executive Offices)                    (Zip Code)



                                 (441) 298-5100
                         (Registrant's telephone number,
                              including area code)

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

            On June 10, 2005, at the Annual General Meeting of Shareholders, the shareholders of IPC Holdings, Ltd. (the "Company") approved an amendment to the IPC Holdings, Ltd. Stock Option Plan (the "Option Plan") to increase the number of common shares subject thereto and to extend the expiration date of the Option Plan. This amendment to the Option Plan was disclosed previously in the Company's proxy statement filed with the SEC on April 28, 2005, and the amendment became effective immediately upon approval by the shareholders. A copy of the amended Option Plan is attached hereto as Exhibit 10.1.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

            (c)  Exhibits

       Exhibit
       Number      Description
       ------      -----------
       10.1         IPC Holdings, Ltd. Stock Option Plan, as amended effective
                    June 10, 2005.


                                      -2-
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                                    SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    IPC HOLDINGS, LTD.


                                    By:      /s/ James P. Bryce
                                       -----------------------------------------
                                    Name: James P. Bryce
                                    Title: President and Chief Executive Officer

Date:  June 14, 2005


                                      -3-
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                                  EXHIBIT INDEX

Exhibit
Number      Description
------      -----------
10.1        IPC Holdings, Ltd. Stock Option Plan, as amended effective June 10,
            2005.